UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 3

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2021 (February 4, 2021)

ADVENT TECHNOLOGIES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street
Boston, MA 02116
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (857) 264-7035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K/A is filed as an amendment no. 3 (this “Amendment”) to the Current Report on Form 8-K filed on February 9, 2021, as amended by Amendment No. 1 on February 9, 2021 and as further amended by Amendment No. 2 on March 26, 2021 (the “Original Form 8-K”) by Advent Technologies Holdings, Inc. (formerly known as AMCI Acquisition Corp., “AMCI”), a Delaware corporation (the “Company”) in order to provide additional financial statements and information required by Item 9.01 of the Original Form 8-K.

As previously reported, on April 12, 2021, the Staff of the U.S. Securities and Exchange Commission (the “SEC”) issued the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Staff Statement”) that highlighted the complex nature of warrants of a kind similar to those public warrants issued by the Company at the time of its initial public offering in November 2018 and the private placement warrants issued in November 2018 (collectively, the “warrants”). The Staff Statement informed market participants that warrants issued by SPACs may require classification as a liability, with non-cash fair value adjustments recorded in earnings at each reporting period. The Company had previously classified its issued warrants as equity.

As previously reported, on May 7, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), after considering the recommendations of management in consultation with the independent registered public accounting firm of AMCI during the Affected Periods (as defined below), Marcum LLP, as well as the Company’s current independent registered public accounting firm, Ernst & Young (Hellas) Certified Auditors Accountants, S.A. (“EY”), concluded that in light of the Staff Statement the Company’s previously issued audited financial statements for the years ended December 31, 2020 and December 31, 2019 and the Company’s unaudited condensed financial statements for the three months ended March 31, 2020 and March 31, 2019, the three and six months ended June 30, 2020 and June 30, 2019 and the three and nine months ended September 30, 2020 and September 30, 2019 (collectively, the “Affected Periods”) should be restated to reflect the impact of the guidance in the Staff Statement and accordingly, should no longer be relied upon. Similarly, the Audit Committee concluded that any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results for the Affected Periods should no longer be relied upon, including previously filed pro forma financial statements.

On May 19, 2021, the Company filed an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 26, 2021 (the “Form 10-K/A”) reflecting this restatement, including the reclassification of the warrants for the Affected Periods. The adjustments to the financial statement items for the Affected Periods are set forth through expanded disclosure in the financial statements included in the Form 10-K/A, including further describing the restatement and its impact on previously reported amounts.

In its analysis of the warrants post-closing of the business combination (the "Business Combination"), the Company has determined that due to the now single class of common stock, the public warrants will be classified as equity for future reporting periods. The private placement warrants, together with the working capital warrants issued at the consummation of the Business Combination, will continued to be classified as a liability at fair value. For periods following the Business Combination “Warrants” refers to the public warrants, private placement warrants and working capital warrants, collectively.

The Original Form 8-K is amended by this Amendment to incorporate by reference into Item 9.01(a) of this Current Report and file the amended unaudited pro forma condensed combined financial information of AMCI and Advent as of and for the year ended December 31, 2020 as Exhibit 99.3. Accordingly, the Amended Form 8-K is hereby amended solely to amend and restate Item 9.01. The Amended Form 8-K otherwise remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements

The audited financial statements of Advent Technologies Inc. as of and for the fiscal years ended December 31, 2020 and December 31, 2019 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of AMCI and Advent as of and for the year ended December 31, 2020 is set forth in Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of October 12, 2020 by and among AMCI, Sponsor, in its capacity as Purchaser Representative thereunder, Advent and Vassilios Gregoriou in his capacity as Seller Representative thereunder (incorporated by reference to Exhibit 2.1 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

2.2
First Amendment to Agreement and Plan of Merger, dated as of October 19, 2020, by and among AMCI, Sponsor, in its capacity as Purchaser Representative thereunder, Advent and Vassilios Gregoriou in his capacity as Seller Representative thereunder (incorporated by reference to Exhibit 2.2 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

2.3
Second Amendment to Agreement and Plan of Merger, dated as of December 31, 2020, by and among AMCI, Sponsor, in its capacity as Purchaser Representative thereunder, Advent and Vassilios Gregoriou in his capacity as Seller Representative thereunder (incorporated by reference to Exhibit 2.2 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

3.1	Second Amended and Restated Certificate of Incorporation of Advent Technologies Holdings, Inc.
3.2	Amended and Restated Bylaws of Advent Technologies Holdings, Inc.
4.1
Warrant Agreement, dated November 15, 2018 by and between AMCI Acquisition Corp. and Continental Stock Transfer & Trust company, as warrant agent (incorporated by reference to Exhibit 4.1 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

4.2	Specimen Common Stock Certificate (incorporated by reference to AMCI Acquisition Corp.’s Registration Statement on Form S-1/A (Reg. No. 333-227994), filed with the SEC on November 9, 2018).
4.3	Specimen Warrant Certificate (incorporated by reference to AMCI Acquisition Corp.’s Registration Statement on Form S-1/A (Reg. No. 333-227994), filed with the SEC on November 9, 2018).
10.1
Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.13 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

10.2
Securities Subscription Agreement, dated June 25, 2018, between AMCI and the Sponsor (incorporated by reference to AMCI Acquisition Corp.’s Registration Statement on Form S-1/A (Reg. No. 333-227994), filed with the SEC on November 9, 2018).

10.3
Warrants Purchase Agreement, dated November 15, 2018, between AMCI and the Sponsor (incorporated by reference to AMCI Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on November 20, 2018).

10.4
Registration Rights Agreement, dated November 15, 2018, by and among AMCI, the Sponsor and the holders party thereto (incorporated by reference to Exhibit 10.4 of AMCI Acquisition Corp’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).

10.5	Lease Agreement, dated as of September 2, 2019, by and between Advent Technologies S.A. and Patras Science Park S.A. (English summary of Greek original).
10.6	Lease Agreement, dated as of September 25, 2019, by and between Advent Technologies S.A. and Patras Science Park S.A. (English summary of Greek original).

10.7	Employment Agreement, dated as of October 12, 2020, by and between Advent Technologies, Inc. and Vassilios Gregoriou.
10.8	Employment Agreement, dated as of January 12, 2021, by and between Advent Technologies, Inc. and William Hunter.
10.9	Employment Agreement, dated as of December 31, 2020, by and between Advent Technologies SA and Christos Kaskavelis.
10.10	Employment Agreement, dated as of October 12, 2020, by and between Advent Technologies, Inc. and Emory De Castro.
10.11	Employment Agreement, dated as of October 12, 2020, by and between Advent Technologies, Inc. and James F. Coffey.
10.12	2021 Equity Incentive Plan (incorporated by reference to 10.9 of AMCI Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-250946), filed with the SEC on January 20, 2021).
10.13	Form of Indemnification Agreement
10.14	Form of Director Offer Letters
10.15	Lease Agreement, dated as of February 5, 2021 by and between Advent Technologies, Inc. and BP Hancock LLC.
16.1	Letter from Marcum LLP to the SEC, dated February 9, 2021
21.1	List of Subsidiaries
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company as of and for the fiscal years ended December 31, 2020 and December 31, 2019.
99.2	Audited financial statements of Advent Technologies Inc. as of and for the years ended December 31, 2020 and December 31, 2019.
99.3*	Unaudited Pro Forma Condensed Combined Financial Information as of December 31, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENT TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ Vassilios Gregoriou
Dated: May 19, 2021		Name:	Vassilios Gregoriou
		Title:	Chairman and Chief Executive Officer